UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2008

The Travelers Companies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

None

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2008, The Travelers Companies, Inc. (the “Company”) issued a press release announcing the appointment of Brian W. MacLean to the position of President, effective June 12, 2008, in addition to his current position as Chief Operating Officer.  Jay S. Fishman, who was Chairman of the Board, Chief Executive Officer and President of the Company, will remain Chairman of the Board and Chief Executive Officer.  The press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Information regarding Mr. MacLean’s age, prior positions with the Company and prior business experience is available in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2008 and is incorporated by reference herein.

Information regarding “related person transactions” (as defined in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 21, 2008 (the “Proxy Statement”)) in respect of Mr. MacLean since January 1, 2007 is available in the Proxy Statement and is incorporated by reference herein.

The terms of Mr. MacLean’s employment with the Company have not changed from those previously disclosed in the Company’s prior filings with the Securities and Exchange Commission.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press release issued by The Travelers Companies, Inc., dated June 12, 2008.
99.2

Information regarding Mr. MacLean’s age, prior positions with the Company and prior business experience appearing on pages 242 and 243 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2008 is incorporated by reference herein.

99.3

Information regarding related person transactions in respect of Mr. MacLean since January 1, 2007 appearing on page 21 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 21, 2008 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008	THE TRAVELERS COMPANIES, INC.

/s/ Bruce A. Backberg
Name: Bruce A. Backberg Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Travelers Companies, Inc., dated June 12, 2008.
99.2

Information regarding Mr. MacLean’s age, prior positions with the Company and prior business experience appearing on pages 242 and 243 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2008 is incorporated by reference herein.

99.3

Information regarding related person transactions in respect of Mr. MacLean since January 1, 2007 appearing on page 21 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 21, 2008 is incorporated by reference herein.